UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 15, 2017

(Date of earliest event reported)

LABORATORY CORPORATION OF AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On August 15, 2017, Laboratory Corporation of America Holdings issued a press release announcing that it has priced its offering of $1.2 billion in senior notes. The offering consists of two tranches: $600,000,000 aggregate principal amount of 3.250% Senior Notes due 2024 (the “2024 Notes”) and $600,000,000 aggregate principal amount of 3.600% Senior Notes due 2027 (the “2027 Notes” and, together with the 2024 Notes, the “Notes”). The Notes will bear interest from August 22, 2017, payable semi-annually on March 1 and September 1, commencing on March 1, 2018. The closing of the offering is expected to occur on August 22, 2017, subject to the satisfaction of customary closing conditions. The Notes will be senior unsecured obligations and will rank equally with the Company’s existing and future senior unsecured debt. A copy of the press release is being furnished with this Form 8-K as Exhibit 99.1.

The Company intends to use the net proceeds of the Notes offering for general corporate purposes, including the repayment at maturity of our outstanding 2.20% Senior Notes due August 23, 2017.

The joint book-running managers for the offering are Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC. The offering will be made pursuant to an effective shelf registration statement on Form S-3 filed with the Securities and Exchange Commission. A copy of the prospectus and related prospectus supplement may be obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated by calling toll-free 1-800-294-1322 or from Wells Fargo Securities, LLC by calling toll-free 1-800-645-3751.

This announcement does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering of these securities may be made only by means of the prospectus supplement and the accompanying prospectus.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit 99.1 Press Release dated August 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2017

Laboratory Corporation of America Holdings

By:	/s/ F. Samuel Eberts III
F. Samuel Eberts III
Chief Legal Officer and Secretary